UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Aspen Aerogels, Inc.

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Your Vote Counts! ASPEN AEROGELS, INC. 2022 Annual Meeting Vote by June 1, 2022 11:59 PM ET For holders as of April 5, 2022 11:59 PM ET ASPEN AEROGELS, INC. 30 FORBES ROAD, BUILDING B NORTHBOROUGH, MA 01532 D75971-P69821 You invested in ASPEN AEROGELS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of the Proxy Materials (Combined Document) for the virtual stockholder meeting to be held on June 2, 2022. Get informed before you vote View the 2021 Annual Report & 2022 Proxy Statement (Combined Document) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2022 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ASPN2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming virtual stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Mark L. Noetzel 02) William P. Noglows For 2. The ratification of the appointment of KPMG LLP as Aspen Aerogels, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For 3. Approval of the compensation of our named executive officers, as disclosed in our Proxy Statement for the 2022 Annual Meeting. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D75972-P69821